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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 20, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                               63105
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


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Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.  See Exhibit Index.

Item 9.     Regulation FD Disclosure.

Beginning on March 20, 2003, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the Investor Info section of the RehabCare web site, www.rehabcare.com., although this availability may be discontinued at any time.

This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare Group's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect and timing of certain corrective actions taken in supplemental staffing, the magnitude of the costs associated with the consolidation of the staffing division, the effect and timing of the consolidation on the aggregate supplemental staffing weeks worked, new program openings and planned cost controls, fluctuations in occupancy of RehabCare Group's hospital and skilled nursing facility clients, changes in and compliance with governmental reimbursement rates, regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations, and general economic downturn.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2003

                                 REHABCARE GROUP, INC.



                                 By:/s/ James M. Douthitt
                                 ---------------------------------------
                                        James M. Douthitt
                                 Senior Vice President, Chief Accounting Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99                Text of Investor Relations Presentation in Use Beginning
                  March 20, 2003.

Exhibit 99

                 Text of Investor Relations Presentation in Use
                            Beginning March 20, 2003

                            Forward Looking Statement

Forward looking statements have been provided pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from any future performance suggested during this presentation.

                           Description of Our Business
     o    Hospital Rehabilitation Services
          o Inpatient - High acuity rehab such as stroke, hip replacement and head injury
          o    Outpatient - Sports and work-related  injuries
          o Subacute - Lower acuity rehab, more medically complex such as cancer, heart failure, burns and wound care for skilled nursing units in hospitals
     o    Contract Therapy
          o Primarily neurological, orthopedic and cardiological rehab in skilled nursing facilities
     o    Healthcare Staffing Services
          o Supplemental - Placement of locally-based healthcare professionals in hospitals and skilled nursing facilities on short-term assignments
          o Travel - Placement of healthcare professionals in hospitals generally on 13-week assignments


                            RehabCare Group Overview
Leading Provider of Therapy Program Management and Healthcare Staffing Services
     o Therapy program management services to healthcare facilities in 39 states
          o    Hospital Rehabilitation Services (HRS)
               -    137 inpatient units
               -    50 outpatient programs
          o    Contract Therapy
               -    412 contract therapy programs
     o 77 supplemental and 2 travel staffing offices placing healthcare professionals in all 50 states
     o Compounded annual revenue growth of 29% and EPS growth of 21% since the 1991 IPO


                            RehabCare Group Locations
                                (Graphic Omitted)



                      RehabCare Group Business At a Glance
Program  management - 53% of total revenues Q4/02
Healthcare  staffing - 47% of total revenues Q4/02
                               (Graphic Omitted)


                               Program Management
     o    Hospital Rehabilitation Services
          o    Inpatient - 24% of total revenues Q4/02
               -    Acute rehab units
               -    Skilled nursing units
          o    Outpatient - 9% of total revenues Q4/02
               Hospital-based programs
     o    Contract Therapy - 20% of total revenues Q4/02
          Skilled nursing facilities
                                (Graphic Omitted)


                  Growth Driver for Program Management Services
     o    Aging of U. S. Population Over 65 Drives Demand - (Graphic Omitted)
     o    PPS Opportunity for Rehab Units - (Graphic Omitted)


                           Market Trend to Outsourcing
     o    Hospital Rehabilitation Services - Hospitals are able to:
          o    Improve clinical quality
          o    Increase volume
          o    Optimize utilization of space
          o    Increase cost control
          o    Sign agreements with managed care organizations
          o    Obtain reimbursement advice
     o    Contract Therapy - Skilled nursing facilities are able to
          o    Obtain clinical resources and expertise
          o    Ensure appropriate levels of staffing for rehab professionals
          o    Improve skilled nursing facility profitability


                        HRS Inpatient Market Opportunity
     o    Of 5,000 hospitals in the U.S.
          o    1,000 operate inpatient rehab units
               -    Approximately 20% outsource
     o    PPS rate schedule will:
          o Provide an incentive to high-cost facilities to outsource to a proven low-cost operator
          o    Accelerate development of new units
     o    Target market of 2,000 hospitals that meet our screens
     o    Maintain high contract renewal rates


                              HRS Inpatient Units
     o    Elderly population
     o    75% stroke and orthopedic patients
     o    Long-term contracts
     o    Direct payment by hospital clients


                        HRS Outpatient Market Opportunity
     o    Long-term growth trend
     o    Cross-selling opportunity to inpatient client base
     o    Underdeveloped at most hospitals


                         HRS Outpatient Programs Profile
     o    Middle-aged population
     o    75% sports injury and employment related
     o    Long-term contracts
     o    Direct payment by hospital client


                            Contract Therapy Programs
     o    Elderly population cared for in a skilled nursing facility setting
     o    Primarily neurological, orthopedic and cardiological conditions
     o Flexibility of business model to adjust to facility's and patients' needs
     o    Direct payment by skilled nursing facility clients


                       Contract Therapy Market Opportunity
     o    Target market of 4,500 nursing homes that meet our screens
     o    Accelerate new business development
     o    Maintain high contract retention rates o Improve staff productivity
     o    Cross-sell other RHB services


                               Healthcare Staffing
     o    Supplemental
          o Placement of locally-based healthcare professionals in hospitals and skilled nursing facilities on short-term assignments
     o    Travel
          o Placement of healthcare professionals in hospitals generally on 13-week assignments


                               Healthcare Staffing
Supplemental Staffing - 28% of total revenues Q4/02
Travel Staffing - 19% of total revenues Q4/02
                                (Graphic Omitted)


                 Growth Driver for Healthcare Staffing Industry
Aging of U.S. Population Over 65 Drives Demand - (Graphic Omitted) Registered Nurses Demand Vs. Supply - (Graphic Omitted)


                        Market Trend to Staffing Agencies
     o    Value to Client
          o    Qualified professionals to fill vacancies
          o    Ability to match staffing with census
          o    Alleviate pressures of nationwide nursing shortage
     o    Value to Professionals
          o    Flexibility in scheduling
          o    Greater choice of assignments
          o    Quality of benefits


                     Healthcare Staffing Market Opportunity
     o    Provide broad array of staffing solutions to key accounts
     o    Broaden mix of medical personnel
     o    Increase branch productivity/volumes
     o    Leverage infrastructure
     o    Entry into select markets


                           Healthcare Staffing - Q4/02
                              Revenue Mix by Skill
                                (Graphic Omitted)
     o    Registered Nurses - 62%
     o    LPN's - 13%
     o    Certified Nurse Assistants - 10%
     o    Other Professionals - 15%



                       Financial and Operating Highlights

                           Strong Financial Management
     o    No Debt
     o    $125.0 million/5 year revolver - 2.5 years remaining
     o    $36 Million Net Cash from Operating Activities in 2002
     o    History of Share Repurchases


                              Consistent EPS Growth
                           Targeted 20-25% EPS Growth
                                (Graphic Omitted)

Compounded Annual Growth Rate of 21%
Fiscal Year Ended February 28
1992 - $0.20
1993 - $0.24
1994 - $0.29
1995 - $0.35
1996 - $0.42
Fiscal Year Ended December 31
1996 - $0.47*
1997 - $0.68
1998 - $0.85
1999 - $1.08
2000 - $1.45
2001 - $1.16
2002 - $1.38
*Annualized


The results for 1999, 1998 and 1997 do not reflect non-operating gains or losses associated with write-down of investments and cumulative effect of change in accounting principle for start-up costs. Considering the effects of these non-operating items, EPS in 1999, 1998 and 1997 were $1.03, $0.86, and $0.73, respectively.


             RHB is the Leading National Provider of Therapy Program
                   Management and Healthcare Staffing Services
     o    Market Trend to Outsourcing
     o    Experienced Management Team
     o    Consistent Long-Term EPS Execution
     o    Strong Cash Flow
     o    Significant Growth of Healthcare Staffing Industry
     o    Positive Demographics